Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Fourth Amendment”) is made effective as of May 7, 2004, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”), SOUTHTRUST BANK, an Alabama banking corporation, as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005 (the Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00, all as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Letter of Credit Commitment”, “Revolving Loan Commitment” and “Revolving Notes”, and by substituting the following new definitions, respectively, in lieu thereof:

“Letter of Credit Commitment” means the commitment of Issuing Lender, subject to the terms of this Agreement, to issue for the account of Borrowers Letters of Credit in an aggregate amount of up to the lesser of (i) One Million Five Hundred Thousand and 00/100 Dollars, or (ii) the Unused Revolving Loan Commitment.

“Revolving Loan Commitment” means the commitment of the Revolving Loan Lenders, subject to the terms of this Agreement, to lend Borrowers up to (A) from May 7, 2004 to August 1, 2004, the lesser of (i) Twenty-Seven Million and 00/100 Dollars ($27,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances; and (B) thereafter, the lesser of (i) Twenty-Five Million and 00/100 Dollars ($25,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances.

“Revolving Notes” means (i) that certain Third Amended and Restated Revolving Note from Borrowers to SouthTrust, dated May 7, 2004, in the principal amount of $17,280,000.00, and (ii) that certain Second Amended and Restated Revolving Note from Borrowers to Compass, dated May 7, 2004, in the principal amount of $9,720,000.00, and includes any amendment to or modification of any such note and any promissory note given in extension or renewal of, or in substitution for, such note.

2. Borrowers and Lender Parties acknowledge and agree that all of the Collateral (including, but not limited to, the Mortgaged Property) shall secure all of the Obligations (including, but not limited to the obligation to pay the principal of and interest on the Third Amended and Restated Revolving Note from Borrowers to SouthTrust and the Second Amended and Restated Revolving Note from Borrowers to Compass), and each Borrower hereby grants, bargains, sells, transfers, assigns, sets over, conveys, re-grants, re-bargains, re-sells, re-transfers, re-assigns, re-sets over and re-conveys to Agent, its successors and assigns, a Lien on, upon and in the Collateral.

3. As a condition to the effectiveness of this Fourth Amendment (a) Borrowers shall have executed and delivered to SouthTrust the Third Amended and Restated Revolving Note from Borrowers to SouthTrust; (b) Borrowers shall have executed and delivered to Compass the Second Amended and Restated Revolving Note from Borrowers to Compass; (c) Borrowers shall have reimbursed Lender Parties for all of Lender Parties’ fees and expenses, including, but not limited to, any and all filing fees, recording fees, and expenses and fees of Lender Parties’ legal counsel, incurred in connection with the preparation of this Fourth Amendment and any and all documents executed and delivered in connection herewith; (d) Agent shall have received an opinion of Borrowers’ counsel with respect to the due authorization, execution and delivery of this Fourth Amendment and the documents required to be executed and delivered hereunder, and the enforceability of the Loan Documents, as amended by this Fourth Amendment, such opinion letter to be in form and substance acceptable to Agent; (e) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Fourth Amendment and any other documentation required by Agent in connection with this Fourth Amendment; (f) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (g) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (h) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Fourth Amendment, and all other documents and instruments executed by Borrowers in connection with this Fourth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

4. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Fourth Amendment, except to the extent affected by this Fourth Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Fourth Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Fourth Amendment.

5. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Fourth Amendment (in which case the terms and conditions of this Fourth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, this Fourth Amendment has been duly executed as of the day and year first above written.

BORROWERS: PEMCO AVIATION GROUP, INC.

By:	/s/ John R. Lee
Its:	Senior Vice President & Chief Financial Officer

PEMCO AEROPLEX, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

By:	/s/ John R. Lee
Its:	Chief Financial Officer

AGENT: SOUTHTRUST BANK, as Agent

By:	/s/ Austin Davis
Its:	Vice President

LENDERS: SOUTHTRUST BANK

By:	/s/ Austin Davis
Its:	Vice President

COMPASS BANK

By:	/s/ Alex Morton
Its:	Vice President

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